EXECUTION VERSION
AMENDMENT NO. 1 TO CREDIT AGREEMENT
AMENDMENT NO. 1 dated as of June 10, 2019 (this “Amendment”) to the Credit Agreement dated as of December 17, 2018 (as amended, amended and restated, supplemented, extended, refinanced or otherwise modified prior to the date hereof, the “Credit Agreement”) among Energizer Holdings, Inc., a Missouri corporation (as successor to Energizer Gamma Acquisition, Inc., the “Borrower”), the Lenders from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”).
W I T N E S S E T H :
WHEREAS, the Borrower, the Required Lenders and the Administrative Agent have agreed to enter into this Amendment;
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. The rules of construction and other interpretive provisions specified in Section 1.02 of the Credit Agreement shall apply to this Amendment, including terms defined in the preamble and recitals hereto.

SECTION 2. Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 5 below, from and after the Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:
(a)Section 7.03(e)(ix) of the Credit Agreement is hereby amended by replacing the phrase “fiscal quarter of the Borrower shall not exceed $75,000,000” with the phrase “any fiscal year of the Borrower shall not exceed $500,000,000”.

SECTION 3. Effect of Amendment; Reaffirmation; Etc. Except as expressly set forth herein or in the Credit Agreement, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or under any other Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Without limiting the foregoing, the Borrower acknowledges and agrees that (A) each Loan Document to which it is a party is hereby confirmed and ratified and shall remain in full force and effect according to its respective terms (in the case of the Credit Agreement, as amended hereby) and (B) the Collateral Documents do, and all of the Collateral does, and in each case shall continue to, secure the payment of all Secured Obligations (as defined in the Collateral Agreement) on the terms and conditions set forth in the Collateral Documents, and hereby ratifies the security interests granted by it pursuant to the Collateral Documents. On and as of the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference, and each reference in any other Loan Document to “the

Credit Agreement”, “thereof”, “thereunder”, “therein” or “thereby” or any other similar reference to the Credit Agreement, shall refer to the Credit Agreement as amended hereby.

SECTION 4. Representations of the Borrower. The Borrower hereby represents and warrants as of the date hereof:

(a)this Amendment has been duly authorized, executed and delivered by it. This Amendment and the Credit Agreement (in each case, as of the Amendment Effective Date) constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms (except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles, including concepts of reasonableness, materiality, good faith and fair dealing and the possible unavailability of specific performance, injunctive relief or other equitable remedies (whether enforcement is sought by proceedings in equity or at law));
(b)no Default or Unmatured Default has occurred and is continuing or shall result from the effectiveness of this Amendment or the consummation of the transactions contemplated hereby; and
(c)all of the representations in the Credit Agreement are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) as of such earlier date.

SECTION 5. Amendment Effective Date. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which each of the following conditions shall have been satisfied:

(a)the Administrative Agent shall have received executed copies of this Amendment from the Administrative Agent, the Borrower and the Required Lenders;

(b)the Administrative Agent shall have received payment and/or reimbursement of all of the fees and expenses (including, to the extent invoiced, reasonable attorneys’ fees and expenses of counsel) due or payable to the Administrative Agent or its affiliates pursuant to Section 10.07 of the Credit Agreement; and

(c)the representations and warranties set forth in Section 4 of this Amendment shall be true and correct in all respects on and as of the Amendment Effective Date; and

The Administrative Agent shall notify the Borrower and the Lenders of the Amendment Effective Date and such notice shall be conclusive and binding.
SECTION 6. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND

CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 7. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Amendment by facsimile or electronic transmission shall be as effective as delivery of a manually signed counterpart of this Amendment.

SECTION 8. Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.

SECTION 9. Miscellaneous. For the avoidance of doubt, this Amendment constitutes a Loan Document. Section 10.07 of the Credit Agreement is hereby incorporated by reference and shall apply mutatis mutandis as if each Lender party hereto were the Administrative Agent and this Amendment were the Credit Agreement.

[Signature Pages Follow]

[Signature Page to Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.
Energizer HOLDINGS, Inc.
By:
Name:
Title:

[Signature Page to Amendment]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:
Name:
Title:

[Signature Page to Amendment]

[________________],
as Lender
By:
Name:
Title:
[By:
Name:
Title:] 1

1For institutions requiring a second signatory.
[Signature Page to Amendment]